                                                                     EXHIBIT 4.2
                                                                  EXECUTION COPY



                                 FIRST AMENDMENT


                  FIRST AMENDMENT, dated as of February 4, 2000 (this "Amendment"), to the Third Amended and Restated Credit Agreement, dated as of August 5, 1999 (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VIASYSTEMS GROUP, INC., a Delaware corporation ("Holdings"), VIASYSTEMS, INC., a Delaware corporation (the "US Borrower"), VIASYSTEMS CANADA, INC. (f/k/a CIRCO CRAFT CO. INC.), a Quebec corporation (the "Canadian Borrower"), PCB INVESTMENTS PLC, a corporation organized under the laws of England and Wales ("English Bidco"), VIASYSTEMS HOLDINGS LIMITED (f/k/a FORWARD GROUP PLC), a corporation organized under the laws of England and Wales (the "English Borrower"), CHIPS ACQUISITION LIMITED, a private limited company organized under the laws of England and Wales ("Chips Limited"), PRINT SERVICE HOLDING N.V., a company organized under the laws of the Netherlands ("Print Service"), VIASYSTEMS II LIMITED (f/k/a INTERCONNECTION SYSTEMS (HOLDINGS) LIMITED), a private limited company organized under the laws of England and Wales ("ISL" and together with the Canadian Borrower, English Bidco, the English Borrower, Chips Limited, Print Service and any Future Foreign Subsidiary Borrower, the "Foreign Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK OF CANADA ("Chase Canada"), as administrative agent for the Canadian Lenders (in such capacity, the "Canadian Agent"), CHASE MANHATTAN INTERNATIONAL LIMITED, as administrative agent for the English Lenders (in such capacity, the "English Agent"), any Future Foreign Agent which may from time to time be appointed thereunder and THE CHASE MANHATTAN BANK ("Chase"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

                  WHEREAS, the Borrowers have requested, and upon the effectiveness of this Amendment, the Lenders have agreed, that certain provisions of the Credit Agreement be amended upon the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

                  SECTION 2. Amendment to Subsection 1.1 (Definitions). Subsection 1.1 of the Credit Agreement is hereby amended by (a) deleting the definition of "Permitted Acquisition" in its entirety and adding in lieu thereof the following new definition:

                       "Permitted Acquisition" the acquisition by a Subsidiary
                  of Holdings (or by Holdings, provided that the resulting assets are contributed to the US Borrower or a Subsidiary of the US Borrower immediately upon such acquisition) of a business related to Holdings' and its Subsidiaries' business as approved by the board of directors of Holdings.

and (b) adding thereto the following new definition in its appropriate alphabetical place:

                       "Permitted Holdings Subordinated Indebtedness":
                  Indebtedness of Holdings in an aggregate principal amount of up to $150,000,000 (a) which is subordinated to the obligations of Holdings under Section 11, (b) which has no required payments of principal due prior to the final maturity of the Loans, (c) the interest on which is payable in kind,
                  (d) the proceeds from which are used to make Permitted Acquisitions, (e) which contains no maintenance financial covenants and (f) the other terms and conditions of which are reasonably satisfactory to the Administrative Agent.

                  SECTION 3. Amendment to Subsection 8.1(a) (Interest Coverage). Subsection 8.1(a) of the Credit Agreement is hereby amended by deleting the portion of the table appearing therein beginning with the first quarter indicated below and ending with the last quarter indicated below and substituting in lieu thereof the following portion of such table:


          Calendar Quarter                    Interest Coverage Ratio
          ----------------                    -----------------------
          2000     1st                             1.65 to 1.00
                   2nd                             1.55 to 1.00
                   3rd                             1.55 to 1.00
                   4th                             1.60 to 1.00


                  SECTION 4. Amendment of Subsection 8.1(c) (Consolidated Total Debt to Consolidated EBITDA). Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting the portion of the table appearing therein beginning with the first quarter indicated below and ending with the last quarter indicated below and substituting in lieu thereof the following portion of such table:


          Calendar Quarter                            Ratio
          ----------------                         ------------
          1999     4th                             6.15 to 1.00
          2000     1st                             6.90 to 1.00
                   2nd                             6.90 to 1.00
                   3rd                             6.50 to 1.00
                   4th                             6.00 to 1.00

                  SECTION 5. Subsection 8.2 (Limitation on Indebtedness). Subsection 8.2 of the Credit Agreement is hereby amended by adding thereto at the end thereof the following paragraph (t):

                       "(t) Permitted Holdings Subordinated Indebtedness."

                  SECTION 6. Subsection 11.6 (Negative Covenants of Holdings). Subsection 11.6 of the Credit Agreement is hereby amended by adding thereto at the end thereof the following sentence:

                  "Notwithstanding the foregoing, Holdings may incur Permitted Holdings Subordinated Indebtedness."

                  SECTION 7. Agreement Regarding Acquisition. In consideration of the execution and delivery of this Amendment by the Required Lenders, the US Borrower, each Foreign Subsidiary Borrower as to itself and its Subsidiaries, and Holdings, each hereby agrees, that, for the period beginning on the date of the effectiveness of this Amendment to and including the date of receipt by the Lenders of the financial statements and related compliance certificates for fiscal year 2000 required to be delivered by the US Borrower pursuant to subsections 7.1(a) and 7.2, it will not engage in any of the transactions that would otherwise be permitted under subsection 8.9(k), except for Permitted Acquisitions under subsection 8.9(k) financed with the proceeds of Capital Stock of Holdings or Permitted Holdings Subordinated Indebtedness issued subsequent to the date of this Amendment.

                  SECTION 8. Representations and Warranties. After giving effect to this Amendment, Holdings and the US Borrower (and each Foreign Subsidiary Borrower, only as to itself, and its Subsidiaries) hereby confirm, reaffirm and restate that the representations and warranties set forth in Section 5 of the Credit Agreement are true in all material respects as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

                  SECTION 9. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of:

                  (a) Amendment. Counterparts of this Amendment, duly executed and delivered by Holdings, the US Borrower, the Foreign Subsidiary Borrowers and the Required Lenders; and

                  (b) Fees. Such amendment fees as shall have been agreed to by Holdings, the US Borrower, Chase and CSI shall have been paid to the Lenders approving this Amendment.

                  SECTION 10. Continuing Effect of Credit Agreement. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 11. Governing Law; Counterparts. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                        VIASYSTEMS GROUP, INC.,
                                          as Guarantor



                                        By: /s/ DAVID M. SINDELAR
                                            ---------------------
                                        Name: David M. Sindelar
                                        Title:


                                        BORROWERS

                                        VIASYSTEMS, INC.,
                                          as US Borrower


                                        By: /s/ DAVID M. SINDELAR
                                           ----------------------
                                        Name: David M. Sindelar
                                        Title:


                                        VIASYSTEMS CANADA, INC.,
                                          as Canadian Borrower


                                        By: /s/ DAVID M. SINDELAR
                                           ----------------------
                                        Name: David M. Sindelar
                                        Title:


                                        PCB INVESTMENTS PLC,
                                          as English Bidco


                                        By: /s/ DAVID M. SINDELAR
                                            ---------------------
                                        Name: David M. Sindelar
                                        Title:

                                        VIASYSTEMS HOLDINGS LIMITED,
                                          as English Borrower



                                        By: /s/ DAVID M. SINDELAR
                                            ---------------------
                                        Name:   David M. Sindelar
                                        Title:


                                        CHIPS ACQUISITION LIMITED,
                                          as a Foreign Subsidiary Borrower


                                        By: /s/ DAVID M. SINDELAR
                                            ---------------------
                                        Name:   David M. Sindelar
                                        Title:


                                        PRINT SERVICE HOLDING N.V.,
                                          as a Foreign Subsidiary Borrower


                                        By: /s/ DAVID M. SINDELAR
                                            ---------------------
                                        Name:   David M. Sindelar
                                        Title:


                                        VIASYSTEMS II LIMITED,
                                          as a Foreign Subsidiary Borrower


                                        By: /s/ DAVID M. SINDELAR
                                            ---------------------
                                        Name:   David M. Sindelar
                                        Title:

                                        AGENTS


                                        THE CHASE MANHATTAN BANK,
                                          as Administrative Agent and Collateral
                                          Agent, and as a Lender


                                        By: /s/ ROBERT ANASTASIO
                                           ------------------------------
                                        Name: Robert Anastasio
                                        Title: Vice President


                                        THE CHASE MANHATTAN BANK
                                        OF CANADA, as Canadian Agent,
                                          and as a Canadian Lender


                                        By: /s/ CHRISTINE CHAN
                                           ------------------------------
                                        Name: Christine Chan
                                        Title: Vice President


                                        By: /s/ CHARLES D. RITCHIE
                                           ------------------------------
                                        Name: Charles D. Ritchie
                                        Title: Vice President


                                        CHASE MANHATTAN INTERNATIONAL
                                        LIMITED, as English Agent


                                        By: /s/ STEPHEN CLARKE
                                           ------------------------------
                                        Name: Stephen Clarke
                                        Title: Senior Vice President


                                        By: /s/ STEPHEN HURFORD
                                           ------------------------------
                                        Name: Stephen Hurford
                                        Title: Vice President


                                        CHASE MANHATTAN BANK DELAWARE,
                                        as a US Issuing Lender


                                        By: /s/ MICHAEL P. HANDAGO
                                           ------------------------------
                                        Name: Michael P. Handago
                                        Title: Vice President

                                        US LENDERS

                                        ABN AMRO BANK N.V.


                                        By: /s/ KEVIN F. MALONE
                                           ------------------------------
                                        Its: Group Vice President
                                            -----------------------------

                                        By: /s/ JAMES E. DAVIS
                                           ------------------------------
                                        Its: Group Vice President
                                            -----------------------------


                                        ALLSTATE LIFE INSURANCE
                                        COMPANY


                                        By: /s/ DANIEL C. LEMBACH
                                           ------------------------------
                                        Name: Daniel C. Lembach
                                        Title: Authorized Signatory

                                        By: /s/ PATRICIA W. WILSON
                                           ------------------------------
                                        Name: Patricia W. Wilson
                                        Title: Authorized Signatory


                                        ALLSTATE INSURANCE COMPANY



                                        By: /s/ DANIEL C. LEMBACH
                                           ------------------------------
                                        Name: Daniel C. Lembach
                                        Title: Authorized Signatory

                                        By: /s/ PATRICIA W. WILSON
                                           ------------------------------
                                        Name: Patricia W. Wilson
                                        Title: Authorized Signatory


                                        AMARA-1 FINANCE LTD.


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        AMARA-2 FINANCE LTD.


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        ARAB BANKING CORPORATION (B.S.C.)


                                        By: /s/ STEPHEN A. PLAUCHE
                                           ------------------------------
                                        Name: Stephen A. Plauche
                                        Title: Vice President



                                        ARES III CLO LTD.


                                        By: /s/ DAVID A. SACHS
                                           ------------------------------
                                        Name: David A. Sachs
                                        Title: Vice President


                                        ARES LEVERAGED INVESTMENT FUND II, L.P.


                                        By: /s/ DAVID A. SACHS
                                           ------------------------------
                                        Name: David A. Sachs
                                        Title: Vice President


                                        ARES LEVERAGED INVESTMENT FUND, LP


                                        By: /s/ DAVID A. SACHS
                                           ------------------------------
                                        Name: David A. Sachs
                                        Title: Vice President


                                        BANK OF MONTREAL


                                        By: /s/ THOMAS E. MCGRAW
                                           ------------------------------
                                        Name: Thomas E. McGraw
                                        Title: Director


                                        THE BANK OF NEW YORK


                                        By: /s/ MICHAEL B. SCADUTO
                                           ------------------------------
                                        Name: Michael B. Scaduto
                                        Title: Vice President

                                        THE BANK OF NOVA SCOTIA


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        NEW YORK BRANCH


                                        By: /s/ HIDEKAZU KOJIMA
                                           ------------------------------
                                        Name:  Hidekazu Kojima
                                        Title: Attorney-in-Fact

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        BANK ONE, NA, FORMERLY FIRST NATIONAL
                                        BANK OF CHICAGO


                                        By: /s/ DENNIS SALETTA
                                           ------------------------------
                                        Name:  Dennis Saletta
                                        Title: First Vice President


                                        BANKBOSTON, N.A.


                                        By: /s/ MARIE C. DUPREY
                                           ------------------------------
                                        Name:  Marie C. Duprey
                                        Title: Vice President


                                        BANKERS TRUST COMPANY


                                        By: /s/ SUSAN LE FEVRE
                                           ------------------------------
                                        Name:  Susan Le Fevre
                                        Title: Director

                                        BANQUE NATIONALE DE PARIS,
                                        NEW YORK BRANCH


                                        By: /s/ FRANCOIS FAHY
                                           ------------------------------
                                        Name:  Francois Fahy
                                        Title: Vice President

                                        By: /s/ RICHARD L. STED
                                           ------------------------------
                                        Name:  Richard L. Sted
                                        Title: Senior Vice President


                                        BHF BANK

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        BHF (USA) CAPITAL CORPORATION


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: Assistant Vice President

                                        By: /s/ RICHARD CAMERON
                                           ------------------------------
                                        Name:  Richard Cameron
                                        Title: Associate

                                        BALANCED HIGH-YIELD FUND I LIMITED

                                        BY: BHF (USA) CAPITAL CORPORATION,
                                             acting as attorney-in-fact


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: Assistant Vice President

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        BALANCED HIGH-YIELD FUND II LIMITED

                                        BY: BHF (USA) CAPITAL CORPORATION,
                                             acting as attorney-in-fact


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: Assistant Vice President

                                        By: /s/ RICHARD CAMERON
                                           ------------------------------
                                        Name: Richard Cameron
                                        Title: Associate


                                        BOEING CAPITAL CORPORATION


                                        By: /s/ DAVID A. NELSON
                                           ------------------------------
                                        Name: David A. Nelson
                                        Title: Special Credits Officer


                                        CARLYLE HIGH YIELD PARTNERS II, LTD.


                                        By: /s/ LINDA PACE
                                           ------------------------------
                                        Name: Linda Pace
                                        Title: VP

                                       CARLYLE HIGH YIELD PARTNERS, L.P.


                                       By: /s/ LINDA PACE
                                           ------------------------------
                                       Name:  Linda Pace
                                       Title: Vice President


                                       CERES FINANCE LTD.


                                       By:
                                           ------------------------------
                                       Name:
                                       Title:


                                       CIBC, INC.


                                       By: /s/ CEDRIC M. HENLEY
                                           ------------------------------
                                       Name:  Cedric M. Henley
                                       Title: Director
                                              CIBC World Markets Corp., AS AGENT


                                       CITIBANK, N.A.


                                       By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                       Name:
                                       Title: VP


                                       CRESCENT/MACH I PARTNERS, L.P.,
                                       By: TCW Asset Management Company,
                                       Its Investment Manager


                                       By: /s/ JONATHAN R. INSULL
                                           ------------------------------
                                       Name:  Jonathan R. Insull
                                       Title: Vice President

                                        THE CHASE MANHATTAN BANK,

                                        on behalf of PIMCO LANGDALE LLC


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        CYPRESSTREE SENIOR FLOATING RATE FUND
                                        By:  CypressTree Investment Management
                                        Company, Inc. as Portfolio Manager


                                        By: /s/ JONATHAN D. SHARKEY
                                           ------------------------------
                                        Name: Jonathan D. Sharkey
                                        Title: Principal


                                        DEBT STRATEGIES FUND,INC.


                                        By: /s/ JOSEPH MORONEY
                                           ------------------------------
                                        Name: Joseph Moroney
                                        Title: Authorized Signatory


                                        DLJ CAPITAL FUNDING, INC.


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        EATON VANCE INSTITUTIONAL SENIOR
                                        LOAN FUND


                                        By: /s/ PAYSON F. SWAFFIELD
                                           ------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President


                                        EATON VANCE SENIOR INCOME TRUST


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        FIRST DOMINION FUNDING I


                                        By:  /s/ ANDREW MARSHALE
                                           ------------------------------
                                        Name: Andrew Marshale
                                        Title: Authorized Signator


                                        FIRST DOMINION FUNDING III


                                        By: /s/ ANDREW MARSHALE
                                           ------------------------------
                                        Name: Andrew Marshale
                                        Title: Authorized Signator


                                        FIRST UNION NATIONAL BANK N.C.


                                        By: /s/ CHARLES B. EDMONDSON
                                           ------------------------------
                                        Name: Charles B. Edmondson
                                        Title: Assistant Vice President

                                        BANK OF AMERICA, NATIONAL
                                        ASSOCIATION


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        FRANKLIN FLOATING RATE TRUST


                                        By: /s/ CHAUNCEY LUFKIN
                                           ------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President


                                        FREMONT INVESTMENT & LOAN


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name:
                                        Title:


                                        THE FUJI BANK, LIMITED,
                                        NEW YORK BRANCH


                                        By: /s/ HIROSHI NAGAMINE
                                           ------------------------------
                                        Name: Hiroshi Nagamine
                                        Title: Vice President


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION


                                        By: /s/ GREGORY HONG
                                           ------------------------------
                                        Name: Gregory Hong
                                        Title: Duly Authorized Signatory

                                        GENERAL MOTORS EMPLOYEE GLOBAL
                                        GROUP PENSION TRUST


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                        By: /s/ STEPHEN J. McGUINNESS
                                           ------------------------------
                                        Name:  Stephen J. McGuinness
                                        Title: Authorized Signatory


                                        HIGHLAND LEGACY LIMITED


                                        By: /s/ MARK K. OKADA
                                           ------------------------------
                                        Name: Mark K. Okada
                                        Title: Executive Vice President


                                        INDOSUEZ CAPITAL FUNDING III, LIMITED

                                        BY: INDOSUEZ CAPITAL,
                                             as Portfolio Advisor


                                        By: /s/ MELISSA MARANO
                                           ------------------------------
                                        Name: Melissa Marano
                                        Title: Vice President

                                        THE INDUSTRIAL BANK OF
                                        JAPAN, LIMITED


                                        By: /s/ J. KENNETH BIEGEN
                                           ------------------------------
                                        Name:  J. Kenneth Biegen
                                        Title: Senior Vice President


                                        KEMPER FLOATING RATE FUND


                                        By: /s/ MARK E. WITTNEBEL
                                           ------------------------------
                                        Name: Mark E. Wittnebel
                                        Title: Senior Vice President


                                        KZH SOLEIL LLC
                                          (formerly known as KZH Holding
                                          Corporation)


                                        By: /s/ SUSAN LEE
                                           ------------------------------
                                        Name: Susan Lee
                                        Title: Authorized Agent


                                        KZH CRESCENT LLC


                                        By: /s/ SUSAN LEE
                                           ------------------------------
                                        Name: Susan Lee
                                        Title: Authorized Agent


                                        KZH CRESCENT 3 LLC


                                        By: /s/ SUSAN LEE
                                           ------------------------------
                                        Name: Susan Lee
                                        Title: Authorized Agent

                                        KZH CYPRESSTREE-1 LLC


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        KZH HIGHLAND-2 LLC


                                        By: /s/ PETER CHIN
                                           ------------------------------
                                        Name: Peter Chin
                                        Title: Authorized Agent


                                        KZH PAMCO LLC


                                        By: /s/ PETER CHIN
                                           ------------------------------
                                        Name: Peter Chin
                                        Title: Authorized Agent


                                        KZH SHENKMAN LLC


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        KZH CRESCENT 2 LLC


                                        By: /s/ SUSAN LEE
                                           ------------------------------
                                        Name: Susan Lee
                                        Title: Authorized Agent

                                        KZH-ING-3 LLC


                                        By: /s/ SUSAN LEE
                                           ------------------------------
                                        Name: Susan Lee
                                        Title: Authorized Agent

                                        KZH SOLEIL-2 LLC


                                        By: /s/ SUSAN LEE
                                           ------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


                                        KZH STERLING LLC


                                        By: /s/ SUSAN LEE
                                           ------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


                                        KZH RIVERSIDE LLC



                                        By: /s/ SUSAN LEE
                                           ------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


                                        KZH III LLC


                                        By: /s/ SUSAN LEE
                                           ------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


                                        KZH IV LLC


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        LEHMAN COMMERCIAL PAPER INC.


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        THE LONG TERM CREDIT BANK
                                        OF JAPAN, LIMITED


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        MERRILL LYNCH PRIME RATE PORTFOLIO


                                        By: /s/ JOSEPH MORONEY
                                           ------------------------------
                                        Name: Joseph Moroney
                                        Title: Authorized Signatory


                                        MERRILL LYNCH DEBT STRATEGIES
                                        PORTFOLIO


                                        By: /s/ JOSEPH MORONEY
                                           ------------------------------
                                        Name: Joseph Moroney
                                        Title: Authorized Signatory


                                        MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND, INC.


                                        By: /s/ JOSEPH MORONEY
                                           ------------------------------
                                        Name: Joseph Moroney
                                        Title: Authorized Signatory


                                        MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND II, INC.


                                        By: /s/ JOSEPH MORONEY
                                           ------------------------------
                                        Name: James Moroney
                                        Title: Authorized Signatory

                                        THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION


                                        By: /s/ TOSHIHIRO HAYASHI
                                           ------------------------------
                                        Name: Toshihiro Hayashi
                                        Title: Senior Vice President



                                        ML CBO IV (CAYMAN) LTD.


                                        By: /s/ MARK K. OKADA CFA
                                           ------------------------------
                                        Name: Mark K. Okada CFA
                                        Title: Executive Vice President


                                        MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST


                                        By: /s/ PETER GEWIRTZ
                                           ------------------------------
                                        Name: Peter Gewirtz
                                        Title: Vice President


                                        NATEXIS BANQUE BFCE, FORMERLY
                                        BANQUE FRANCAISE DU
                                        COMMERCE EXTERIEUR


                                        By: /s/ FRANK H. MADDEN, JR.
                                           ------------------------------
                                        Name: Frank H. Madden, Jr.
                                        Title: Vice President & Group Manager

                                        By: /s/ GARY KANIA
                                           ------------------------------
                                        Name: Gary Kania
                                        Title: Vice President

                                        NATIONAL BANK OF CANADA


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: Vice President

                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: Group Vice President


                                        NATIONAL WESTMINSTER
                                        BANK PLC


                                        By: /s/ ANDREW S. WEINBERG
                                           ------------------------------
                                        Name:  Andrew S. Weinberg
                                        Title: Senior Vice President

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        NORTH AMERICAN SENIOR FLOATING RATE
                                        FUND
                                        By:  Cypress Tree Investment Management
                                        Company, Inc.
                                        as Portfolio Manager


                                        By: /s/ JONATHAN D. SHARKEY
                                           ------------------------------
                                        Name: Jonathan D. Sharkey
                                        Title: Principal


                                        NORTHWOODS CAPITAL, LIMITED

                                        By: [ILLEGIBLE] & Co., L.P.
                                        as Collateral Manager


                                        By: /s/ [ILLEGIBLE]
                                            -----------------------
                                        Name:
                                        Title:

                                        NUVEEN SENIOR INCOME FUND


                                        By: /s/ LISA M. MINCHESKI
                                            ---------------------
                                        Name: Lisa M. Mincheski
                                        Title: Managing Director


                                        OCTAGON CREDIT INVESTORS


                                        By:
                                            --------------------------
                                        Name:
                                        Title:


                                        OCTAGON INVESTMENT PARTNERS II, LLC


                                        By: /s/ MICHAEL R. [ILLEGIBLE]
                                            --------------------------
                                        Name: Michael R. [Illegible]
                                        Title: Portfolio Manager


                                        OCTAGON LOAN TRUST

                                        By: Octagon Credit Investors, as Manager


                                        By:/s/ MICHAEL R. [ILLEGIBLE]
                                           ---------------------------
                                        Name: Michael R. [Illegible]
                                        Title: Portfolio Manager


                                        OLYMPIC FUNDING TRUST, SERIES 1999-1

                                        By: /s/ KELLY C. WALKER
                                           ---------------------------
                                        Name: Kelly C. Walker
                                        Title: Authorized Agent

                                        ORIX USA CORPORATION


                                        By: /s/ HIROYUKI MIYAUCHI
                                            -----------------------------
                                        Name: Hiroyuki Miyauchi
                                        Title: Executive Vice President


                                        PAM CAPITAL FUNDING LP

                                        By: /s/ MARK K. OKADA
                                            -----------------------------
                                        Name:   Mark K. Okada, CFA
                                        Title:  Executive Vice President
                                                Highland Capital Management L.P.

                                        PAMCO CAYMAN LTD.

                                        By: Highland Capital Management L.P.,
                                            as Collateral Manager

                                        By: /s/ MARK K. OKADA
                                            -----------------------------
                                        Name:   Mark K. Okada, CFA
                                        Title:  Executive Vice President
                                                Highland Capital Management L.P.

                                        PILGRIM CLO 1999-1 LTD.
                                        By: Pilgrim Investments, Inc.,
                                            as its investment manager

                                        By: /s/ CHARLES E. LEMIEUX, CFA
                                            -----------------------------
                                        Name:   Charles E. LeMieux, CFA
                                        Title:  Assistant Vice President


                                        PILGRIM PRIME RATE TRUST
                                        By: Pilgrim Investments, Inc.,
                                            as its investment manager

                                        By: /s/ CHARLES E. LeMIEUX
                                            -----------------------------
                                        Name:   Charles E. LeMieux, CFA
                                        Title:  Assistant Vice President


                                        SCOTIALOAN COMPANY


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        PROTECTIVE LIFE INSURANCE COMPANY


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        ROYAL BANK OF CANADA


                                        By: /s/ STEVEN YOON
                                           ------------------------------
                                        Name:  Steven Yoon
                                        Title: Director


                                        THE SAKURA BANK, LIMITED


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: Senior Vice President


                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research
                                            as Investment Advisor


                                        By: /s/ PAYSON F. SWAFFIELD
                                           ------------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President


                                        STANFIELD CLO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            as its Collateral Manager


                                        By: /s/ GREGORY L. SMITH
                                           ------------------------------
                                        Name:  Gregory L. Smith
                                        Title: Partner

                                        SEQUILS I, LTD.

                                        By: TCW Advisors, Inc. as its
                                        Collateral Manager


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        STRATA FUNDING LTD.


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        SUMITOMO BANK, LIMITED


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        SUNAMERICA LIFE INSURANCE COMPANY


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        TCW LEVERAGED INCOME TRUST II, L.P.
                                        By: TCW Advisers (Bermuda), Ltd.,
                                        as General Partner


                                        By: /s/ MARK L. GOLD
                                           ------------------------------
                                        Name:  Mark L. Gold
                                        Title: Managing Director

                                        By: TCW Investment Management Company,
                                        as Investment Adviser


                                        By: /s/ JONATHAN R. INSULL
                                           ------------------------------
                                        Name:  Jonathan R. Insull
                                        Title: Vice President


                                        TCW LEVERAGED INCOME TRUST, L.P.
                                        By: TCW Advisers (Bermuda), Ltd.,
                                        as General Partner

                                        By: /s/ MARK L. GOLD
                                           ------------------------------
                                        Name:  Mark L. Gold
                                        Title: Managing Director

                                        By: TCW Investment Management Company,
                                        as Investment Adviser


                                        By: /s/ JONATHAN R. INSULL
                                           ------------------------------
                                        Name:  Jonathan R. Insull
                                        Title: Vice President

                                        TORONTO DOMINION (TEXAS), INC.


                                        By: /s/ ALVA J. JONES
                                           ------------------------------
                                        Name:  Alva J. Jones
                                        Title: Vice President


                                        UNITED OF OMAHA LIFE INSURANCE COMPANY
                                        By: TCW Asset Management Company,
                                        its Investment Advisor


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        VAN KAMPEN PRIME RATE
                                        INCOME TRUST


                                        By: /s/ DARVIN D. PIERCE
                                           ------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President


                                        VAN KAMPEN SENIOR
                                        INCOME TRUST


                                        By: /s/ DARVIN D. PIERCE
                                           ------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President

                                        CANADIAN LENDERS


                                        BANK OF MONTREAL


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF NOVA SCOTIA

                                        By: /s/ F.C.H. ASHBY
                                           ------------------------------
                                        Name:  F.C.H. Ashby
                                        Title: Senior Manager Loan Operations


                                        BANK OF TOKYO-MITSUBISHI
                                        (CANADA)


                                        By: /s/ AMOS W. SIMPSON
                                           ------------------------------
                                        Name:  Amos W. Simpson
                                        Title: Vice President and
                                                General Manager



                                        BT BANK OF CANADA


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        BANQUE NATIONALE DE PARIS (CANADA)


                                        By: /s/ PARTICIA BENTOLILA
                                           ------------------------------
                                        Name:  Patricia Bentolila
                                        Title: Manager

                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: Senior Vice President
                                               Corporate and Structured Finance

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: Executive Director


                                        CITIBANK CANADA


                                        By: /s/ ADAM SHEPHERD
                                           ------------------------------
                                        Name: Adam Shepherd
                                        Title: Vice President


                                        DEUTSCHE BANK CANADA


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: Credit Account Manager


                                        FIRST CHICAGO NBD BANK, CANADA


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        FUJI BANK CANADA


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        GOLDMAN SACHS CANADA CREDIT PARTNERS


                                        By: /s/ STEPHEN J. MCGUINNESS
                                           ------------------------------
                                        Name: STEPHEN J. McGUINNESS
                                        Title: Authorized Signatory


                                        NATIONAL BANK OF CANADA


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        ROYAL BANK OF CANADA


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        THE SAKURA BANK (CANADA)


                                        By: /s/ E.R. LANGLEY
                                           ------------------------------
                                        Name: Elwood Langley
                                        Title: Vice President

                                        ENGLISH LENDERS


                                        ABN AMRO BANK N.V.


                                        By: /s/ KEVIN F. MALONE
                                           ------------------------------
                                        Name: Kevin F. Malone
                                        Title: Group Vice President


                                        ABN AMRO BANK N.V.


                                        By: /s/ JAMES E. DAVIS
                                           ------------------------------
                                        Name: James E. Davis
                                        Title: Group Vice President


                                        THE CHASE MANHATTAN BANK


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        BHF-BANK AKTIENGESELLSCHAFT


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        BHF (USA) CAPITAL CORPORATION


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        BALANCED HIGH-YIELD FUND I LIMITED

                                        BY: BHF (USA) CAPITAL CORPORATION,
                                             acting  as attorney-in-fact

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        BANK OF MONTREAL


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF NEW YORK


                                        By: /s/ MICHAEL B. SCADUTO
                                           ------------------------------
                                        Name:  Michael B. Scaduto
                                        Title: Vice President


                                        THE BANK OF NOVA SCOTIA


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:



                                        BANK ONE, CANADA


                                        By: /s/ DENNIS SALETTA
                                           ------------------------------
                                        Name:  Dennis Saletta
                                        Title: First Vice President

                                        BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY


                                        By:  /s/ HIDEKAZU KOJIMA
                                           ------------------------------
                                        Name:  Hidekazu Kojima
                                        Title: Vice President


                                        BANQUE NATIONALE DE PARIS, LONDON
                                        BRANCH


                                        By: /s/ R. HITE
                                           ------------------------------
                                        Name:  R. Hite
                                        Title: Head of International Desk

                                        By: /s/ C. PENNEY
                                           ------------------------------
                                        Name:  C. Penney
                                        Title: Manager


                                        CIBC WOOD GUNDY PLC


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        CITIBANK, N.A.


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: VP


                                        BANKBOSTON, N.A.


                                        By: /s/ MARIE C. DUPREY
                                           ------------------------------
                                        Name:  Marie C. Duprey
                                        Title: Vice President

                                        CREDIT AGRICOLE INDOSUEZ


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: Vice President
                                               Senior Relationship Manager

                                        By: /s/ SARAH U. JOHNSTON
                                           ------------------------------
                                        Name:  Sarah U. Johnston
                                        Title: Vice President
                                               Senior Relationship Manager

                                        FIRST NATIONAL BANK OF BOSTON


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By: /s/ STEPHEN J. MCGUINNESS
                                           ------------------------------
                                        Name:  Stephen J. McGuinness
                                        Title: Authorized Signatory


                                        INDUSTRIAL BANK OF JAPAN, LTD.


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        THE LONG TERM CREDIT BANK OF JAPAN,
                                        LIMITED


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        NATEXIS BANQUE BFCE, FORMERLY
                                        BANQUE FRANCAISE DU
                                        COMMERCE EXTERIEUR


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        NATIONAL WESTMINSTER
                                        BANK PLC


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        ROYAL BANK OF CANADA


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        SAKURA BANK, LIMITED LONDON BRANCH


                                        By:/s/ KIYOTAKE TSUJI
                                           ------------------------------
                                        Name:  Kiyotake Tsuji
                                        Title: Assistant General Manager


                                        SUMITOMO BANK, LIMITED


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        TORONTO DOMINION (TEXAS), INC.


                                        By:
                                           ------------------------------
                                        Name:
                                        Title: